EXHIBIT 99

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2005-C20

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities,Inc., Deutsche Bank AG, Merrill Lynch & Co., or Nomura Securities, Co. (collectively,the ""Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C20

Preliminary Information regarding certain Multifamily Mortgaged Properties



Mortgage
Loan Number             Property Name                                   Property Address                           Property City
------------   -------------------------------   ---------------------------------------------------------------   -------------
502851327      Millennium Park Chicago           151-155 North Michigan Ave                                           Chicago
502851714      Arbor Gates Apartments            2500 Pinetree Road NE                                                Atlanta
502851758      Stone Canyon Apartments           5210 East Hampton Avenue                                              Mesa
502851487      Bentley Place Apartments          9670 Halsey Road                                                     Lenexa
502851697      Brook Arbor Apartments            200 Brook Arbor Drive                                                 Cary
502852072      Windermere & Harrowgate           1825 & 1833 New Hampshire Ave.                                     Washington
502850908      Summer Crest Apartments           2828 West Ball Road                                                  Anaheim
502850728      Shelter Cove Apartments           2683 South Decatur Boulevard                                        Las Vegas
502851916      The Ridge Apartments              15202 North 40th Street                                              Phoenix
502851981      Brookstone Apartments             1800 Marett Boulevard                                               Rock Hill
502850909      Le Med Apartments                 950 West Sierra Madre Avenue                                          Azusa
502850840      Spanish Wells Apartments          5355 South Rainbow Boulevard                                        Las Vegas
010-00001287   Sterling University Canyon        4404 East Oltorf Street                                              Austin
502851734      Abbey Rowe Apartments             9320 Windsor Lane N.E.                                               Olympia
502850912      Villa Serrano Apartments          201 South Magnolia Avenue                                            Anaheim
18346          Vista De San Jacinto              652 North Ramona Boulevard                                         San Jacinto
502852073      Park Crest                        2070 Belmont Road                                                  Washington
010-00001285   Carrington Court Apartments       4500, 4508, 4601 West Chippewa Circle and 4400 West Custer Lane    Sioux Falls
17531          Azalea Hill Apartments            5801 East Shirley Lane                                             Montgomery
502850854      Patriots Apartments               1272 Union Road                                                     Gastonia
010-00001326   Polo Club Apartments              1000 High Road                                                     Tallahassee
502850475      Stanford Oaks Apartments          2035 Idlewood Road                                                   Tucker
010-00001289   Hidden Village Apartments         2725 SW 27th Ave.                                                  Gainesville
502851130      City View Farm Apartments         1043 West Jefferson Street                                          Franklin
010-00001304   Como Park Apartments              1385-1445 West Jessamine Street                                     St. Paul
502852315      Candleglow Apartments             1071 Candlelight Boulevard                                         Brooksville
18056          Greenwood Place                   300 Greenwood Avenue                                               Clarksville
502850801      Van Mark Apartments               3980 Old Sterlington Road                                            Monroe
17376          San Mateo Apartments              133-177 Orlando Street                                              El Cajon
010-00001282   Garden Lane Apartments            700 Garden Lane                                                     Shakopee
502850800      The Mark Apartments               481 Cypress Lane                                                   Greenville
010-00001330   Boulder Ridge Apartments          535 Northland Drive                                                St. Joseph
502851512      Kelly Gardens Apartments          188-192 Allen Street                                               New Britain
502826616      The Lakeview Terrace Apartments   1191 High Avenue                                                     Oshkosh
502851209      The Gotham                        702 13th Street                                                    Miami Beach
17968          Cornerstone Apartments            2900 Steeplechase Lane                                             Montgomery

                                                                 General                            Cut-Off
Mortgage         Property    Property                           Property          Specific         Date Loan     Elevator
Loan Number       State      Zip Code          County             Type         Property Type         Amount      Buildings
-------------   ----------   --------   --------------------   -----------   ------------------   ------------   ---------
502851327           IL          60601           Cook            Mixed Use    Multifamily/Retail   $140,000,000       Y
502851714           GA          30324          Fulton          Multifamily      Conventional       $28,500,000       Y
502851758           AZ          85206         Maricopa         Multifamily      Conventional       $25,200,000       N
502851487           KS          66215         Johnson          Multifamily      Conventional       $24,000,000       N
502851697           NC          27519           Wake           Multifamily      Conventional       $24,000,000       N
502852072           DC          20009   District of Columbia   Multifamily      Conventional       $23,725,643       Y
502850908           CA          92804          Orange          Multifamily      Conventional       $21,300,000       N
502850728           NV          89102          Clark           Multifamily      Conventional       $20,050,000       N
502851916           AZ          85032         Maricopa         Multifamily      Conventional       $18,000,000       N
502851981           SC          29732           York           Multifamily      Conventional       $15,500,000       N
502850909           CA          91702       Los Angeles        Multifamily      Conventional       $13,700,000       N
502850840           NV          89118          Clark           Multifamily      Conventional       $12,650,000       N
010-00001287        TX          78741          Travis          Multifamily    Student Housing      $12,000,000       N
502851734           WA          98516         Thurston         Multifamily      Conventional       $11,836,000       N
502850912           CA          92804          Orange          Multifamily      Conventional       $11,500,000       N
18346           California      92583        Riverside         Multifamily      Conventional        $8,750,000       N
502852073           DC          20009   District Of Columbia   Multifamily      Conventional        $8,441,376       Y
010-00001285        SD          57106        Minnehaha         Multifamily      Conventional        $7,492,599       N
17531            Alabama        36117        Montgomery        Multifamily      Conventional        $6,685,800       N
502850854           NC          28054          Gaston          Multifamily      Conventional        $6,560,000       N
010-00001326        FL          32304           Leon           Multifamily    Student Housing       $5,778,882       N
502850475           GA          30084         De Kalb          Multifamily      Conventional        $5,727,655       N
010-00001289        FL          32608         Alachua          Multifamily      Conventional        $5,588,666       N
502851130           IN          46131         Johnson          Multifamily      Conventional        $5,494,373       N
010-00001304        MN          55108          Ramsey          Multifamily      Conventional        $5,000,000       N
502852315           FL          34601         Hernando         Multifamily      Conventional        $4,500,000       N
18056           Tennessee       37040        Montgomery        Multifamily      Conventional        $4,200,000       Y
502850801           LA          71203         Ouachita         Multifamily      Conventional        $4,195,764       N
17376           California      92021        San Diego         Multifamily      Conventional        $4,150,000       N
010-00001282        MN          55379          Scott           Multifamily      Conventional        $3,567,623       Y
502850800           MS          38701        Washington        Multifamily      Conventional        $2,634,218       N
010-00001330        MN          56374         Stearns          Multifamily      Conventional        $2,597,465       Y
502851512           CT          06053         Hartford         Multifamily      Conventional        $2,475,000       N
502826616           WI          54901        Winnebago         Multifamily      Conventional        $2,400,000       N
502851209           FL          33139        Miami-Dade        Multifamily      Conventional        $1,498,368       N
17968            Alabama        36116        Montgomery        Multifamily      Conventional        $1,428,523       N

                                                   Utilities
Mortgage                           Occupancy        Tenant      Number of     Number of    Number of    Number of     Number of
Loan Number     Occupancy %          Date            Pays      Studio Units   1 BR Units   2 BR Units   3 BR Units   4+ BR Units
-------------   -----------    -----------------   ---------   ------------   ----------   ----------   ----------   -----------
502851327              92.6%     May 15, 2005         E,G                80          239          232            0             0
502851714              96.7%     June 14, 2005        E,W                 0          214           89            0             0
502851758              94.6%     June 14, 2005     E,G,W,S,T              0          196          196            0             0
502851487              87.8%     June 16, 2005      E,G,W,S               0          134          266          110             0
502851697              97.0%     June 14, 2005      E,W,S,T               0           82          168           52             0
502852072              95.0%     May 12, 2005        None               173           41            7            0             0
502850908             100.0%     June 15, 2005      E,W,S,T               0           22          131           30             0
502850728              95.1%     July 5, 2005       E,G,W,S               0          152          152            0             0
502851916              90.3%     May 26, 2005       E,W,S,T              44          168          168            0             0
502851981              90.5%     June 24, 2005        E,W                 0          140          162           46             0
502850909             100.0%     May 16, 2005        E,G,W                0           64           64            0             0
502850840              93.3%     July 5, 2005       E,G,W,S               0           88           92            0             0
010-00001287           80.9%    April 19, 2005        W,E               660            0            0            0             0
502851734              92.0%     June 27, 2005         E                  0           64           98            0             0
502850912              98.3%     June 15, 2005      E,W,S,T               0           27           85            5             0
18346                  99.4%     May 31, 2005         E,G                 0          156            1            0             0
502852073              95.0%     May 12, 2005        None                11           38           10            0             0
010-00001285           95.5%    April 22, 2005         E                  0          116          104            0             0
17531                  93.8%    April 30, 2005       None                40           32           72            0             0
502850854              83.3%     April 6, 2005         E                  0           42          108           36             0
010-00001326           93.4%    April 30, 2005        W,E               351            0            0            0             0
502850475              97.5%   February 25, 2005       E                  0            0          136           66             0
010-00001289           78.2%    April 12, 2005         E                  0          168           20            0             0
502851130              91.7%     June 23, 2005      E,G,W,S               0           12           48           24             0
010-00001304           79.7%     April 1, 2005         E                  0           96          126            0             0
502852315              96.1%     June 30, 2005      E,G,W,S               0           88           64            0             0
18056                 100.0%     July 1, 2005      E,G,W,S,T              0           35           29            1             0
502850801              95.1%     March 2, 2005         E                  0           56           88            0             0
17376                 100.0%   February 1, 2005        E                  3           45           31            1             0
010-00001282           85.4%     May 16, 2005        E,G,T                0            6           25           17             0
502850800              97.9%     March 2, 2005         E                  0           24           72            0             0
010-00001330          100.0%     May 11, 2005          E                  0            6           32            6             0
502851512              98.5%     June 20, 2005        E,G                 0           30           36            0             0
502826616              96.7%     April 7, 2005         E                  0            7           52            1             0
502851209              94.4%     June 15, 2005        E,T                 0            6           14           16             0
17968                 100.0%     June 21, 2005        E,C                 0           32            0            0             0

                 Average Rent;     Average Rent;     Average Rent;     Average Rent;    Average Rent;
Mortgage         Rent Ranges -     Rent Ranges -     Rent Ranges -     Rent Ranges -    Rent Ranges -
Loan Number      Studio Units       1 BR Units        2 BR Units        3 BR Units       4+ BR Units
-------------   ---------------   ---------------   ---------------   ---------------   -------------
502851327       1327; 1300-1400   1792; 1600-2100   2637; 2200-3000                 0               0
502851714                     0      864; 829-899   1134; 1069-1199                 0               0
502851758                     0      727; 700-790      877; 840-920                 0               0
502851487                     0      623; 610-635      720; 690-755      874; 865-885               0
502851697                     0      730; 730-730     930; 875-1095   1270; 1270-1270               0
502852072       1188; 1041-1350   1772; 1700-1822   2314; 2314-2314                 0               0
502850908                     0      980; 980-980    1242;1200-1250   1500; 1500-1500               0
502850728                     0      687; 635-735      838; 830-845                 0               0
502851916`         500; 499-499      550; 549-549      700; 699-699                 0               0
502851981                     0      607; 595-620      736; 665-830      970; 970-970               0
502850909                     0    1027; 905-1068   1321; 1250-1363                 0               0
502850840                     0      813; 800-825      950; 930-970                 0               0
010-00001287       426; 315-535                 0                 0                 0               0
502851734                     0      838; 835-835      938; 885-960                 0               0
502850912                     0      980; 980-980   1190; 1175-1250   1550; 1550-1550               0
18346                         0      650; 590-650      800; 800-800                 0               0
502852073       1259; 1259-1330   1662; 1308-2100   2278; 2000-2555                 0               0
010-00001285                  0      595; 585-610      779; 750-830                 0               0
17531              410; 440-581      625; 530-895      810; 780-935                 0               0
502850854                     0      580; 580-580      670; 670-670      770; 770-770               0
010-00001326       350; 350-350                 0                 0                 0               0
502850475                     0                 0      654; 625-675      791; 790-795               0
010-00001289                  0      450; 400-540      631; 590-640                 0               0
502851130                     0      620; 620-620      788; 780-805      920; 910-935               0
010-00001304                  0      663; 570-710      793; 710-905                 0               0
502852315                     0      500; 450-550      630; 630-630                 0               0
18056                         0      724; 625-830      830; 700-925      925; 850-850               0
502850801                     0      575; 575-575      695; 695-695                 0               0
17376              600; 550-660      750; 675-770      850; 715-880   1200; 1200-1200               0
010-00001282                  0      738; 710-765      884; 810-890    1042; 975-1090               0
502850800                     0      535; 535-535      635; 635-635                 0               0
010-00001330                  0      575; 575-575     814; 595-1197     992; 795-1197               0
502851512                     0      495; 495-495      608; 595-750                 0               0
502826616                     0      565; 565-565      665; 665-665      720; 720-720               0
502851209                     0      638; 600-645      850; 842-875   1052; 1050-1056               0
17968                         0      580; 430-630                 0                 0               0